UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  March 5, 1999 (March 4, 1999)


                              UTILICORP UNITED INC.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other Jurisdiction of Incorporation)


         1-3562                                          44-0541877
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(Commission File Number)                       (IRS Employer Identification No.)


20 West 9th Street, Kansas City, Missouri                   64105
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(Address of principal executive offices)                  (Zip Code)

                                 (816) 421-6600
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               (Registrant's telephone number including area code)


                                 Not applicable
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          (Former name of former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

     On March 4, 1999, UtiliCorp United Inc., a Delaware corporation ("UtiliCorp"), and St. Joseph Light & Power Company, a Missouri corporation ("St. Joseph"), entered into an Agreement and Plan of Merger (the "Merger Agreement") providing for the merger of St. Joseph with and into UtiliCorp. Under the terms of the Merger Agreement, at the closing of the merger each outstanding share of St. Joseph common stock will be converted into the right to receive UtiliCorp common stock worth $23.00, determined on the basis of the average trading prices for UtiliCorp common stock during the 20 trading days ending on the fifth trading day prior to the closing. The merger is intended to qualify as a tax-free reorganization and a pooling-of-interests for accounting and financial reporting purposes, and is subject to certain conditions, including the approval of St. Joseph's stockholders and certain state and federal regulatory agencies.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS

99 Form of Joint Press Release of UtiliCorp United Inc. and St. Joseph Power and Light Company dated March 5, 1999.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        UTILICORP UNITED INC.



                                        By:      /s/ Dale J. Wolf
                                        Dale J. Wolf
                                        Vice President, Finance, Treasurer
                                           and Corporate Secretary

                                        Date: March 5, 1999

                                  EXHIBIT INDEX

NUMBER            DESCRIPTION

99 Form of Joint Press Release of UtiliCorp United Inc. and St. Joseph Power and Light Company dated March 5, 1999.